EXECUTION VERSION GLOBE LIFE INC. (a Delaware corporation) $350,000,000 2.150% Notes due 2030 UNDERWRITING AGREEMENT Dated: August 18, 2020

GLOBE LIFE INC. (a Delaware corporation) $350,000,000 2.150% Notes due 2030 UNDERWRITING AGREEMENT August 18, 2020 BofA Securities, Inc. U.S. Bancorp Investments, Inc. as Representatives of the several Underwriters named in Schedule A hereto c/o BofA Securities, Inc. One Bryant Park New York, NY 10036 c/o U.S. Bancorp Investments, Inc. 214 N. Tryon Street, 26th Floor Charlotte, North Carolina 28202 As Representatives of the several Underwriters named in Schedule A hereto Ladies and Gentlemen: Globe Life Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”), acting severally and not jointly, the respective principal amounts set forth in such Schedule A of the Company’s 2.150% Notes due 2030 (the “Notes”). BofA Securities, Inc. and U.S. Bancorp Investments, Inc. have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Notes. The Notes will be issued pursuant to an indenture, dated as of September 24, 2018 (the “Base Indenture”), between the Company and Regions Bank, as trustee (the “Trustee”). Certain terms of the Notes will be established pursuant to a supplemental indenture (the “Supplemental Indenture”) to the Base Indenture (together with the Base Indenture, the “Indenture”). The Notes will be issued in book- entry form in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”), pursuant to a Blanket Issuer Letter of Representations, dated June 19, 2006 (the “DTC Agreement”), among the Company and DTC. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement”, as defined under Rule 405 (“Rule 405”) under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-3 (File No. 333-227501) covering the public offering and sale of certain securities of the Company, including the Notes, under the Securities Act and the rules and regulations promulgated thereunder (the “Securities Act Regulations”), which automatic shelf registration statement became effective upon filing under Rule 462(e) of the Securities Act Regulations (“Rule 462(e)”). Such registration statement, as of any time, means such registration statement as amended by any post-effective amendments thereto at such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B of the Securities

Act Regulations (“Rule 430B”), and is referred to herein as the “Registration Statement.” Each preliminary prospectus supplement and the base prospectus used in connection with the offering of the Notes, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act immediately prior to the Applicable Time (as defined below), are collectively referred to herein as a “preliminary prospectus.” Promptly after execution and delivery of this agreement (this “Agreement”), the Company will prepare and file a final prospectus supplement relating to the Notes in accordance with the provisions of Rule 424(b) of the Securities Act Regulations (“Rule 424(b)”). The final prospectus supplement and the base prospectus, in the form first furnished to the Underwriters for use in connection with the offering and sale of the Notes, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S- 3 under the Securities Act immediately prior to the Applicable Time, are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system)(“EDGAR”). As used in this Agreement: “Applicable Time” means P.M. New York City time, on August 18, 2020 or such other time as agreed by the Company and the Representatives. “General Disclosure Package” means each Issuer General Use Free Writing Prospectus and the most recent preliminary prospectus furnished to the Underwriters for general distribution to investors prior to the Applicable Time, all considered together. “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405) relating to the Notes that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Notes or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g). “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to investors, as evidenced by its being specified in Schedule B hereto. “Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the Applicable Time; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (the “Exchange Act Regulations”) incorporated or deemed to be 2 incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the Applicable Time. The Company hereby confirms its agreements with the Underwriters as follows: SECTION 1. Representations and Warranties. (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, the Applicable Time and the Closing Time (as defined below), and agrees with each Underwriter, as follows: (i) Compliance of the Registration Statement, the Prospectus and Incorporated Documents. The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement is an automatic shelf registration statement under Rule 405 and the Notes have been and remain eligible for registration by the Company on such automatic shelf registration statement. Each of the Registration Statement and any post-effective amendment thereto has become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the Securities Act Regulations (“Rule 401(g)(2)”) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information. In addition, the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder (the “Trust Indenture Act”). Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness and as of each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2), complied in all material respects with the requirements of the Securities Act, the Securities Act Regulations and the Trust Indenture Act. Each preliminary prospectus and the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Securities Act Regulations and the Trust Indenture Act, and are identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or any post-effective amendment or the Prospectus or any amendments or supplements thereto made in reliance upon and in conformity with information furnished to the Company in writing by any of the Underwriters through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representatives consists of the information described as such in Section 6(b) hereof (the “Underwriter Information”). 3

(ii) Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time or at the Closing Time, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, neither (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) or at the Closing Time, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such incorporated documents were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or any amendment thereto or the General Disclosure Package or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the Underwriter Information. (iii) Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus, including any document incorporated by reference therein, that has not been superseded or modified. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the General Disclosure Package or the Prospectus, the Company has promptly notified or will promptly notify the Representatives and has promptly amended or supplemented or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representatives consists of the Underwriter Information. (iv) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Time and the completion of the Underwriters’ distribution of the Notes, any offering material in connection with the offering and sale of the Notes other than the Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representatives and listed on Schedule B hereto or any electronic road show or other written communications reviewed and consented to by the Representatives and listed on Schedule C hereto (each a, 4

“Company Additional Written Communication”). Each such Company Additional Written Communication, when taken together with the General Disclosure Package, did not, and at the Closing Time will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Company Additional Written Communications based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representatives consists of the Underwriter Information. (v) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived. (vi) Well-Known Seasoned Issuer. (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post- effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Notes in reliance on the exemption of Rule 163, (D) at the date of this Agreement and (E) at the Applicable Time, the Company was and is a “well-known seasoned issuer”, as defined in Rule 405. (vii) Company Not Ineligible Issuer. (A) At the time of filing the Registration Statement and any post-effective amendment thereto, (B) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Notes, (C) at the date of this Agreement and (D) at the Applicable Time, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer. (viii) Independent Accountants. Deloitte & Touche LLP, the accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations. (ix) Financial Statements; Non-GAAP Financial Measures. The financial statements of the Company included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and said financial statements comply as to form with the accounting requirements of the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations and have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout 5 the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, any preliminary prospectus or the Prospectus under the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. (x) eXtensbile Business Reporting Language. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly present the required information and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. (xi) No Material Adverse Change. Since the respective dates of the most recent financial statements of the Company included or incorporated by reference in each of the Registration Statement, General Disclosure Package or the Prospectus, (A) there has been no material adverse change, or any development involving a prospective material adverse change, to the financial condition, results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Change”); (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise; and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class or series of its capital stock, except in each case as otherwise disclosed in the Registration Statement, General Disclosure Package or the Prospectus. (xii) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under, and to consummate the transactions contemplated in, this Agreement, the Indenture and the Notes (the “Transaction Documents”). The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a material adverse effect (A) in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (B) on the ability of the Company to enter into and perform its obligations under, or consummate the transactions contemplated in, the Transaction Documents (each, a “Material Adverse Effect”). The Company has furnished to the Representatives complete and correct copies of its certificate of incorporation and by-laws, and all amendments thereto, and no change thereto is contemplated or has been authorized or approved by the Company or its stockholders. 6

(xiii) Good Standing of Subsidiaries. Each subsidiary of the Company set forth on Schedule E hereto (each, a “Designated Subsidiary” and, collectively, the “Designated Subsidiaries”) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or other organization, has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. All of the issued shares of capital stock of or other equity interests in each Designated Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. To the knowledge of the Company, none of the outstanding shares of capital stock of or other equity interests in any Designated Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Designated Subsidiary or any other entity. The only “significant subsidiaries” (as that term is used in Rule 1-02 of Regulation S-X) of the Company are the subsidiaries listed on Exhibit 21 to the Company’s Annual Report on Form 10-K filed with the Commission on February 27, 2020. (xiv) Capitalization. The authorized, issued and outstanding capital stock of the Company as of the date of this Agreement is as set forth in the column entitled “Actual” and in the corresponding line items under the caption “Capitalization” in the preliminary prospectus contained in the General Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to reservations, agreements, performance shares, restricted stock units, employee benefit plans, employee or director stock option, stock purchase or other equity incentive plans or equity awards described in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities, warrants or options referred to in the Registration Statement, General Disclosure Package and the Prospectus). To the knowledge of the Company, the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were issued in compliance with all applicable state and federal securities and “blue-sky” laws; and, to the knowledge of the Company, none of the outstanding shares of capital stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person. (xv) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company. (xvi) Authorization of the Indenture. The Base Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, liquidation, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (collectively, the “Enforceability Exceptions”). The Supplemental Indenture has been duly authorized by the Company and, upon execution and delivery thereof by the Company, will, at the Closing Time, constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms subject to the Enforceability Exceptions. 7

(xvii) Authorization of the Notes. The Notes to be purchased by the Underwriters from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. (xviii) Description of the Notes and the Indenture. The Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. (xix) Accuracy of Statements. The statements in each of the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Description of Notes,” “Description of Debt Securities” and “United States Federal Income Tax Consequences,” in each case insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present and summarize, in all material respects, the matters referred to therein. (xx) Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its Designated Subsidiaries is (A) in violation of its certificate of incorporation, by-laws or similar organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties, assets or operations is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Notes and the use of the proceeds from the sale of the Notes as described therein under the caption “Use of Proceeds”) have been duly authorized by all requisite action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties, assets or operations of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments, or result in any violation of any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances, or violations that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational document of the Company or any of its subsidiaries. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of the related financing by the Company or any of its subsidiaries. 8

(xxi) Absence of Proceedings. Except as described in the Registration Statement, the General Disclosure Package or the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which could, singly or in the aggregate, result in a Material Adverse Effect. (xxii) Accuracy of Contracts; Filing of Exhibits. All descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of contracts and other documents to which the Company or any of its subsidiaries are a party are complete and accurate in all material respects. There are no contracts, instruments or other documents which are required to be described in the Registration Statement, any preliminary prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required. (xxiii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations under the Transaction Documents, in connection with the offering, issuance or sale of the Notes or the consummation of the transactions contemplated in this Agreement, or for the due execution, delivery and performance of the Indenture or the Notes, except such as have been already obtained or as may be required under the Securities Act, the Securities Act Regulations, the securities laws of any state or non-U.S. jurisdiction or the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”). (xxiv) Cybersecurity. (A) Except as may be included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, (x) to the Company’s knowledge, there has been no material security breach or other material compromise of or relating to any of the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would result in, any material security breach or other material compromise to their IT Systems and Data; (B) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (B), individually or in the aggregate, have a Material Adverse Effect on the financial condition, business or properties of the Company and its subsidiaries considered as one enterprise; and (C) the Company and its subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices. (xxv) Payment of Taxes. All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed except insofar as the failure to file such returns would not, singly or in the aggregate, result in a Material Adverse Effect and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided and except where the failure to pay such taxes would not singly or in the aggregate, result in a Material Adverse Effect. The United States federal income tax returns of the Company and its subsidiaries through the fiscal year ended December 31, 2018 9 have been settled and no assessment in connection therewith has been made against the Company or any of its subsidiaries. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not, singly or in the aggregate, result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company except where the failure to pay such taxes would not singly or in the aggregate, result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, result in a Material Adverse Effect. (xxvi) Environmental Laws. Except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws. (xxvii) Environmental Costs and Liabilities. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect. (xxviii) Accounting Controls and Disclosure Controls. The Company and each of its subsidiaries maintain effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 of the Exchange Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any 10 differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly present the required information and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company and each of its subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 of the Exchange Act Regulations) that are designed to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure. (xxix) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications. (xxx) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code, of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” (ii) Sections 412, 4971 or 4975 of the Internal Revenue Code, or (iii) Section 4980B of the Internal Revenue Code with respect to the excise tax imposed thereunder. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service and nothing has occurred, whether by action or failure to act, which is reasonably likely to cause disqualification of any such employee benefit plan under Section 401(a) of the Internal Revenue Code. (xxxi) Investment Company Act. The Company is not required, and upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be required, to register as an “investment company” under the Investment Company Act of 1940. 11

(xxxii) Absence of Manipulation. Neither the Company nor any subsidiary or other affiliate of the Company has taken, nor will the Company or any such subsidiary or other affiliate take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes. (xxxiii) No Unlawful Payments. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries or affiliates has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws. (xxxiv) Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and, to the knowledge of the Company have been, conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Anti-Money Laundering Laws”). No action, suit or proceeding by or before any Governmental Entity involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened. (xxxv) No Conflicts with Sanctions Laws. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries or affiliates is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is controlled by an individual or entity that is currently subject to Sanctions, nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria and Crimea (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Notes hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or 12 other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country. (xxxvi) Other Relationships. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Registration Statement, the General Disclosure Package or the Prospectus that have not been described as required. (xxxvii) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources. (xxxviii) Insurance. (A) Each of the Company and the Designated Subsidiaries engaged in the business of insurance is duly organized and licensed as an insurance company or an insurance holding company, as the case may be, in its respective jurisdiction of incorporation or organization (if so required) and, in the case of the Company, each other jurisdiction where it is required to be so licensed or authorized to conduct its business, and, in the case of the Designated Subsidiaries engaged in the business of insurance, each other jurisdiction in which such Designated Subsidiary has written 5% or more of the total amount of premiums written by it during each of the last two calendar years, except for any such jurisdictions in which the failure to be so licensed or authorized would not have a Material Adverse Effect; (B) neither the Company nor any Designated Subsidiary engaged in the business of insurance has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification from such insurance regulatory authority is needed to be obtained by the Company or any such Designated Subsidiary in any case where it would be reasonably expected that failure to obtain any such additional authorization, approval, order, consent, license, certificate, permit, registration or qualification would have a Material Adverse Effect. (xxxix) Senior Indebtedness. The Notes constitute “senior indebtedness” as such term is defined in any indenture or agreement governing any outstanding subordinated indebtedness of the Company. (xl) No Restrictions on Subsidiaries. Except as described in the Registration Statement, the General Disclosure Package or the Prospectus, no Designated Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Designated Subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such Designated Subsidiary from the Company or from transferring any of such Designated Subsidiary’s properties or assets to the Company or any other subsidiary of the Company. 13

(xli) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes. (b) Officer’s Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby. SECTION 2. Sale and Delivery to Underwriters; Closing. (a) The Notes. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price of 99.172% of the principal amount thereof, plus accrued interest, if any, from August 21, 2020 to the Closing Time (as defined below) hereunder, the principal amount of Notes set forth opposite the name of such Underwriter in Schedule A. (b) The Closing Time. Delivery of certificates for the Notes in global form to be purchased by the Underwriters and payment therefor shall be made at the offices of Davis Polk & Wardwell LLP, 1600 El Camino Real, Menlo Park, 94025, or at such other place as shall be agreed upon by the Representatives and the Company, at  A.M. (New York City time) on August 21, 2020, or such other time not later than ten business days after such date as the Representatives and the Company shall mutually agree (such time and date of payment and delivery being herein called “Closing Time”). (c) Public Offering of the Notes. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, as described in the General Disclosure Package and the Prospectus, their respective portions of the Notes as soon after the Applicable Time as the Representatives, in their sole judgment, have determined is advisable and practicable. (d) Payment for the Notes. Payment for the Notes shall be made to the Company at the Closing Time by wire transfer of immediately available funds to a bank account designated by the Company. It is understood that each Underwriter has authorized the Representatives, for their respective accounts, to accept delivery of, receipt for, and make payment of the purchase price for, the Notes which it has agreed to purchase. The Representatives may (but shall not be obligated to) make payment of the purchase price for the Notes to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder. (e) Delivery of the Notes. The Company shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates for the Notes at the Closing Time, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the Closing Time and shall be made available for inspection on the business day preceding the Closing Time at a location in New York City, as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters. 14

SECTION 3. Covenants of the Company. The Company covenants and agrees with each Underwriter as follows: (a) Compliance with Commission Requests. The Company, subject to Section 3(b) hereof, will comply with the requirements of Rule 430B, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any new registration statement relating to the Notes shall become effective or any amendment or supplement to the General Disclosure Package or the Prospectus shall have been used or filed, as the case may be, including any document incorporated by reference therein, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the General Disclosure Package or the Prospectus, including any document incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post- effective amendment thereto or any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) or of the issuance of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Notes. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment. The Company shall pay the required Commission filing fees relating to the Notes within the time required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)). (b) Continued Compliance with Securities Laws. The Company will comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Notes as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Notes is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Notes any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, including, without limitation, any document incorporated therein by reference, in order to comply with the requirements of the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations, the Company will promptly (A) give the 15

Representatives written notice of such event or condition, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement and use its best efforts to have any amendment to the Registration Statement declared effective by the Commission as soon as possible if the Company is no longer eligible to file an automatic shelf registration statement, provided that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall object. (c) Filing or Use of Amendments or Supplements. The Company has given the Representatives written notice of any filings made pursuant to the Exchange Act or Exchange Act Regulations within 48 hours prior to the Applicable Time and will give the Representatives written notice of its intention to file or use any amendment to the Registration Statement or any amendment or supplement to the General Disclosure Package or the Prospectus, whether pursuant to the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations or otherwise, from the Applicable Time to the later of (i) the time when a prospectus relating to the Notes is no longer required by the Securities Act (without giving effect to Rule 172) to be delivered in connection with sales of the Notes and (ii) the Closing Time, and will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object. (d) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The signed copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. (e) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Notes is (or, but for the exception afforded by Rule 172, would be) required by the Securities Act to be delivered in connection with sales of the Notes, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify or register the Notes for offering and sale under (or obtain exemptions from the application of) the applicable securities laws of such states and non-U.S. jurisdictions as the Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business 16 in any jurisdiction in which it is not otherwise so subject. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Notes for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment. (g) Earnings Statements. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act. (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Notes in the manner specified in the Registration Statement, the preliminary prospectus contained in the General Disclosure Package and the Prospectus under “Use of Proceeds.” (i) Restriction on Sale of Notes. During the period commencing on the date hereof and ending at the Closing Time, the Company will not, without the prior written consent of the Representatives (which consent may be withheld at the Representatives’ discretion), (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or lend or otherwise transfer or dispose of, the Notes or any securities that are substantially similar to the Notes, whether owned as of the date hereof or hereafter acquired or with respect to which such person has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act with respect to any of the foregoing, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Notes or such other securities, whether any such transaction, swap or other agreement described in clause (i) or (ii) above is to be settled by delivery of any Notes or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Notes to be sold hereunder. (j) Reporting Requirements. The Company, during the period when a prospectus relating to the Notes is (or, but for the exception afforded by Rule 172, would be) required by the Securities Act to be delivered in connection with sales of the Notes, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by, and each such document will meet the requirements of, the Exchange Act and Exchange Act Regulations. (k) Pricing Term Sheet. The Company will prepare a final term sheet (the “Pricing Term Sheet”) containing only a description of the final terms of the Notes and their offering, in the form approved by the Underwriters and attached as Schedule D hereto, and acknowledges that the Pricing Term Sheet is an Issuer Free Writing Prospectus and will comply with its related obligations set forth in Section 3(l) hereof. The Company will furnish to each Underwriter, without charge, copies of the Pricing Term Sheet promptly upon its completion. (l) Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representatives will be deemed to have consented to the Issuer General Use Free Writing Prospectuses listed on Schedule B hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the 17

Representatives. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representatives as an Issuer Free Writing Prospectus and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or condition as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives in writing and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. (m) Renewal Deadline. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), any Notes remain unsold by the Underwriters, the Company will, prior to the Renewal Deadline, (i) promptly notify the Representatives in writing and (ii) promptly file, if it is eligible to do so, a new automatic shelf registration statement relating to the Notes, in a form and substance satisfactory to the Underwriters. If, at the Renewal Deadline, the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, (i) promptly notify the Representatives in writing, (ii) promptly file a new shelf registration statement or post-effective amendment on the proper form relating to such Notes, in a form and substance satisfactory to the Underwriters, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective within 60 days after the Renewal Deadline and (iv) promptly notify the Representatives in writing of such effectiveness. The Company will take all other action necessary or appropriate to permit the offering and sale of the Notes to continue as contemplated in the expired Registration Statement. References herein to the “Registration Statement” shall include such new automatic shelf registration statement or such new shelf registration statement or post-effective amendment, as the case may be. (n) Eligibility of Automatic Shelf Registration Statement Form. If at any time when Notes remain unsold by the Underwriters the Company receives a notice from the Commission pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representatives in writing, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to such Notes, in a form and substance satisfactory to the Underwriters, (iii) use its best efforts to cause such registration statement or post- effective amendment to be declared effective as soon as practicable and (iv) promptly notify the Representatives in writing of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the Registration Statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the “Registration Statement” shall include such new registration statement or post-effective amendment, as the case may be. (o) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Notes. (p) DTC. The Company will cooperate with the Underwriters and use its best efforts to permit the Notes to be eligible for clearance, settlement and trading through the facilities of DTC. 18

SECTION 4. Payment of Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including without limitation (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the preparation, issuance and delivery of the Notes to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Notes to the Underwriters, (iv) all costs and expenses incurred in connection with the preparation and execution of the Transaction Documents and the DTC Agreement, (v) the fees and disbursements of the Company’s counsel, accountants and other advisors, (vi) the qualification of the Notes under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of a blue sky survey and any supplement thereto, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA, if required, of the terms of the sale of the Notes, (ix) any fees payable in connection with the rating of the Notes by the rating agencies, (x) the fees and expenses of the Trustee, including the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, (xi) the fees and expenses of making the Notes eligible for clearance, settlement and trading through the facilities of DTC, (xii) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Notes made by the Underwriters caused by a breach of the representation and warranty contained in Section 1(a)(ii), (xiii) up to $150,000 of the fees and disbursements of counsel for the Underwriters, (xiv) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement, and (xv) all other fees, costs and expenses incurred in connection with the performance of its obligations hereunder for which provision is not otherwise made in this Section. Except as provided in this Section 4 and Sections 6, 7 and 9(c) hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel. SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions: (a) Effectiveness of Registration Statement, etc. The Registration Statement was filed by the Company with the Commission not earlier than three years prior to the date hereof and became effective upon filing in accordance with Rule 462(e). Each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus have been filed as required by Rule 424(b) (without reliance on Rule 424(b)(8)) and Rule 433, as applicable, within the time period prescribed by, and in compliance with, the Securities Act Regulations. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) has been received by the Company, no order preventing or suspending the use of any preliminary 19 prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information. The Company shall have paid the required Commission filing fees relating to the Notes within the time period required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b). (b) Opinion of General Counsel of the Company. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of R. Brian Mitchell, Esq., Executive Vice President and General Counsel for the Company, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A hereto. (c) Opinion of Special Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinion and negative assurance letter, dated the Closing Time, of McAfee & Taft A Professional Corporation, special counsel for the Company, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B hereto. (d) Opinion of Counsel for Underwriters. At the Closing Time, the Representatives shall have received the favorable opinion and negative assurance letter, each dated the Closing Time, of Davis Polk & Wardwell LLP, counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters with respect to the matters reasonably requested by the Representatives. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the General Corporation Law of the State of Delaware and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company and its subsidiaries and certificates of public officials. (e) Officer’s Certificate. At the Closing Time, the Representatives shall have received a certificate executed and delivered by a principal executive officer, principal financial offer or principal accounting officer of the Company, dated the Closing Time, to the effect (i) that there has been no Material Adverse Change, (ii) that the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time in the Transaction Documents, (iv) that the conditions specified in Section 5(a) hereof have been satisfied and (v) set forth in Section 5(i)(iii). (f) Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus. (g) Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Time, to the effect that they 20 reaffirm the statements made in the letter furnished pursuant to Section 5(f) hereof, except that the specified date referred to shall be a date not earlier than the date two business days prior to the Closing Time. (h) No Objection. If a filing with FINRA is required, FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Notes. (i) No Important Changes. Since the execution of this Agreement, (i) in the judgment of the Representatives, since the date hereof or the respective dates of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, there shall not have occurred any Material Adverse Change, (ii) there shall not have been any change or decrease specified in the letter or letters referred to in Section 5(f) or 5(g) hereof which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Notes and (iii) there shall not have been any decrease in or withdrawal of the rating of any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) of the Exchange Act) or any notice given of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change. (j) Ratings Letters. At the time of execution of this Agreement, the Company shall have delivered to the Representatives letters from Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and Moody’s Investor Service, Inc. assigning a rating to the Notes of “A / Stable” and “Baa1 / Stable,” respectively. (k) Clearance, Settlement and Trading. Prior to the Closing Time, the Company and DTC shall have executed and delivered the Letter of Representations, dated the Closing Time, and the Notes shall be eligible for clearance, settlement and trading through the facilities of DTC. (l) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Time; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Time. (m) Good Standing. The Underwriters shall have received at or before the Closing Time: (i) a copy of the certificate of incorporation of the Company certified by an appropriate Governmental Entity of the Company’s jurisdiction of organization, (ii) a “long form” good standing certificate dated as of a recent date of the Company delivered by an appropriate Governmental Entity of the Company’s jurisdiction of organization listing all documents that have been filed as well as certificates as of a recent date regarding the Company’s qualification to do business and tax status delivered by appropriate Governmental Entities in such jurisdictions as the Representatives may reasonably request, (iii) good standing certificates dated as of a recent date for each Designated Subsidiary delivered by an appropriate Governmental Entity of the jurisdiction of organization of such Designated Subsidiary and certificates as of a recent date regarding qualification to do business and tax status delivered by an appropriate Governmental Entity in such jurisdictions as the Representatives may reasonably request, and (iv) “bring down” certificates (which must be in writing or otherwise confirmed by electronic transmission) dated as of the Closing Time or, if not reasonably practicable, a business day preceding, and as close in time as is practically possible, to the Closing Time, for each of the entities and matters and delivered by Governmental Entities of each of the jurisdictions specified in the immediately preceding clauses (ii) and (iii). 21

(n) Secretary’s Certificate; Additional Documents. At the Closing Time, counsel for the Underwriters shall have been furnished with a certificate executed and delivered by the Secretary of the Company and such other documents and opinions as they may require for the purpose of enabling them to deliver the opinion and negative assurance letter pursuant to Section 5(d) hereof, to pass upon the issuance and sale of the Notes as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters. (o) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 9 and except that Sections 1, 6, 7, 8, 14, 15 and 16 shall survive any such termination and remain in full force and effect. SECTION 6. Indemnification. (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) of the Securities Act Regulations (each, an “Affiliate”)), selling agents, officers and directors and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows: (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of, or based upon, any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Notes (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) hereof) any such settlement is effected with the written consent of the Company; (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any 22

Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of, or based upon, any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information. (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information. The Company hereby acknowledges that the only Underwriter Information is: (A) the names of such Underwriter as presented on the front and back cover of the preliminary prospectus and the Prospectus and (B) the statements set forth under the caption “Underwriting—New Issue of Notes” in the third sentence of the first paragraph thereunder starting with “We have been advised by the underwriters that they presently intend to make a market. . .” and the statements set forth under the caption “Underwriting—Price Stabilization and Short Positions” in the first paragraph thereunder starting with “In connection with the offering, the underwriters may purchase and sell . . .,” each as set forth in the preliminary prospectus and the Prospectus. (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) hereof, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(b) hereof, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the prior written consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include 23 a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Notes pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Notes pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Notes as set forth on the cover of the Prospectus. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten and distributed to the public by such Underwriter were offered to the public exceeds the amount of any 24 damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Underwriter’s Affiliates, officers, directors and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the aggregate principal amount of Notes set forth opposite their respective names in Schedule A hereto and not joint. SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates, officers, directors and or selling agents, any person controlling any Underwriter or the Company’s officers or directors or any person controlling the Company and (ii) delivery of and payment for the Notes. SECTION 9. Termination of Agreement. (a) Termination. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time, (i) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering of the Notes or to enforce contracts for the sale of the Notes, or (ii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iii) if trading generally on the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other Governmental Entity, or (iv) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (v) if a banking moratorium has been declared by either Federal, New York or Delaware authorities. (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 9 hereof, and provided further that Sections 1, 6, 7, 8, 14, 15 and 16 shall survive such termination and remain in full force and effect. (c) Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5 or this Section 9, or if the sale to the Underwriters of the Notes at the Closing Time is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees 25 to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Notes, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges. SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Notes which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then: (i) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Notes to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or (ii) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Notes to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter. No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default. In the event of any such default which does not result in a termination of this Agreement either the Representatives or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives, care of (i) BofA Securities, Inc., One Bryant Park, New York, New York 10036, attention of High Grade Transaction Management/Legal, fax (212) 901-7881; and (ii) U.S. Bancorp Investments, Inc., 214 N. Tryon St., 26th Floor, Charlotte, North Carolina 28202, Attention: Attention: Debt Capital Markets, facsimile: (704) 335- 2393; and notices to the Company shall be directed to it at 3700 South Stonebridge Dr., McKinney, TX 75070, attention of General Counsel. SECTION 12. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the initial public offering price of the Notes and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement, (b) in connection with the offering of the Notes and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or any of its subsidiaries or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering of the Notes or 26 the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of its subsidiaries on other matters) and no Underwriter has any obligation to the Company with respect to the offering of the Notes except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, financial, regulatory or tax advice with respect to the offering of the Notes and the Company has consulted its own respective legal, accounting, financial, regulatory and tax advisors to the extent it deemed appropriate. SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons, Affiliates, selling agents, officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons, Affiliates, selling agents, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase. SECTION 14. Trial by Jury. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. SECTION 15. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS. SECTION 16. Consent to Jurisdiction. Each of the parties hereto agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court, as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or proceeding brought in any Specified Court. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum. SECTION 17. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one 27 and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. SECTION 19. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof. SECTION 20. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable. SECTION 21. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company, its subsidiaries and/or the offering of the Notes that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement. SECTION 22. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients. SECTION 23. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement shall not become effective until the execution of this Agreement by the parties hereto. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. SECTION 24. Recognition of the U.S. Special Resolution Regimes. (i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this 28

Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. (ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States. For purposes of this SECTION 24: “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). "Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 6 and the contribution provisions of Section 7, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 6 and 7 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the General Disclosure Package and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act. [Signature Pages Follow] 29

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms. Very truly yours, GLOBE LIFE INC. By: /s/ Frank M. Svoboda Name: Frank M. Svoboda Title: EVP & CFO [Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written: BOFA SECURITIES, INC. U.S. BANCORP INVESTMENTS, INC. For themselves and as Representatives of the other Underwriters named in Schedule A hereto. BOFA SECURITIES, INC. By: /s/ Randolph B. Randolph Name: Randolph B. Randolph Title: Managing Director U.S. BANCORP INVESTMENTS, INC. By: /s/ Chris Cicoletti Name: Chris Cicoletti Title: Managing Director [Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriters	Aggregate Principal Amount of Notes to be Purchased
BofA Securities, Inc.	$105,000,000
U.S. Bancorp Investments, Inc.	$105,000,000
Wells Fargo Securities, LLC	$52,500,000
Regions Securities LLC	$19,460,000
BBVA Securities Inc.	$18,305,000
Truist Securities, Inc.	$14,840,000
KeyBanc Capital Markets Inc.	$14,840,000
Comerica Securities, Inc.	$11,340,000
Siebert Williams Shank & Co., LLC	$8,715,000
Total	$350,000,000

A-1

SCHEDULE B ISSUER FREE WRITING PROSPECTUSES 1. Pricing Term Sheet set forth on Schedule D B-1

SCHEDULE C ELECTRONIC ROAD SHOWS AND OTHER WRITTEN COMMUNICATIONS 1. Investor Presentation available to investors on NetRoadshow.com on August 18, 2020 C-1

SCHEDULE D Filed Pursuant to Rule 433 Registration Statement No. 333-227501 Issuer Free Writing Prospectus Relating to Preliminary Prospectus Supplement Dated August 18, 2020 and Prospectus dated September 24, 2018 PRICING TERM SHEET August 18, 2020 $350,000,000 2.150% SENIOR NOTES DUE 2030 Issuer: Globe Life Inc. Expected Ratings: [Intentionally omitted.] Title of Securities: 2.150% Senior Notes due 2030 (the “Notes”) Security Type: Senior Unsecured Fixed Rate Notes Format: SEC Registered Trade Date: August 18, 2020 Settlement Date: August 21, 2020 (T + 3)* Maturity Date: August 15, 2030 Principal Amount: $350,000,000 Interest Payment Dates: February 15 and August 15 of each year beginning February 15, 2021 Coupon (Interest Rate): 2.150% per annum Yield to Maturity: 2.170% Benchmark Treasury: 0.625% due August 15, 2030 Benchmark Treasury Price / Yield: 99-18 / 0.670% Spread to Benchmark Treasury: +150 basis points Price to Public: 99.822% of the principal amount, plus accrued interest, if any Underwriting Discount: 0.650% D-1

Net Proceeds (Before Expenses): $ 347,102,000 Optional Redemption: At any time and from time to time prior to May 15, 2030 (three months prior to the maturity date of the Notes) (the “Par Call Date”), the Issuer may redeem the Notes, in whole or in part, at its option at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed that would be due but for the redemption if such Notes matured on the Par Call Date (excluding any portion of such payments of interest accrued and unpaid to, but excluding, the redemption date), discounted to the date of redemption, on a semi-annual basis, at a rate equal to the sum of the Treasury Rate (as defined in the preliminary prospectus supplement) plus 25 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date. At any time and from time to time on or after the Par Call Date, the Notes will be redeemable at the Issuer’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date. CUSIP / ISIN: 37959E AA0 / US37959EAA01 Joint Book-Running Managers: BofA Securities, Inc. U.S. Bancorp Investments, Inc. Wells Fargo Securities, LLC Co-Managers: Regions Securities LLC BBVA Securities Inc. Truist Securities, Inc. KeyBanc Capital Markets Inc. Comerica Securities, Inc. Siebert Williams Shank & Co., LLC *Note: Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in two business days, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes prior to the second business day preceding the settlement date will be required, by virtue of the fact that the notes initially will settle in T+3, to specify alternative settlement arrangements to prevent a failed settlement. The issuer has filed an effective registration statement (including a preliminary prospectus supplement and accompanying prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement and the accompanying prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you copies of the preliminary prospectus supplement and accompanying prospectus, and, when available, the final prospectus supplement relating to the offering if D-2 you request it by contacting BofA Securities, Inc. toll-free at 1-800-294-1322 or U.S. Bancorp Investments, Inc. toll-free at 1-877-558-2607. Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system. D-3

SCHEDULE E DESIGNATED SUBSIDIARIES No. Name State of Certificate of Organization Compliance from Department of Insurance 1. Globe Life And Accident Insurance Nebraska Nebraska Company 2. American Income Life Insurance Company Indiana Indiana 3. Family Heritage Life Insurance Company of Ohio Ohio America 4. Liberty National Life Insurance Company Nebraska Nebraska 5. United American Insurance Company Nebraska Nebraska E-1

EXHIBIT A FORM OF OPINION OF THE GENERAL COUNSEL OF THE COMPANY TO BE DELIVERED PURSUANT TO SECTION 5(B)

[Globe Life Letterhead] August 21, 2020 BofA Securities, Inc. U.S. Bancorp Investments, Inc. as Representatives of the several Underwriters named in Schedule A to the Underwriting Agreement referred to below c/o BofA Securities, Inc. One Bryant Park New York, NY 10036 c/o U.S. Bancorp Investments, Inc. 214 N. Tryon Street, 26th Floor Charlotte, North Carolina 28202 Ladies and Gentlemen: I am Executive Vice President and General Counsel of Globe Life Inc., a Delaware corporation (the “Company”), and, as such, have served as counsel for the Company in connection with the issuance and sale to the Underwriters named in Schedule A to the Underwriting Agreement, dated August 18, 2020 (the “Underwriting Agreement”), of $350,000,000 aggregate principal amount of 2.150% Senior Notes due 2030 (the “Notes”) of the Company to be issued pursuant to the Indenture, dated September 24, 2018, between the Company and Regions Bank, as trustee, as supplemented by the Second Supplemental Indenture, dated August 21, 2020 (such Indenture, as so supplemented, the “Indenture”). Terms used in this opinion and not otherwise defined herein have the same meanings as in the Underwriting Agreement. I am familiar with and have examined such documents and records as I deemed necessary to render this opinion, including the Underwriting Agreement, the Indenture and the Notes. In my examination I have assumed but have not independently verified the genuineness of all signatures on all documents examined by me, the conformity to original documents of all documents submitted to us as certified or facsimile copies and the authenticity of all such documents. Based on the foregoing, and subject to the qualifications hereinafter set forth, I am of the opinion that: (i) The Company (1) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, (2) has all requisite corporate power and authority to own, lease and operate its properties, to conduct its business as described in the General Disclosure Package and the Prospectus, to enter into and perform its obligations under, and to consummate the transactions contemplated under, the Underwriting Agreement and the Indenture, and to issue the Notes, and (3) is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. (ii) Each of American Income Life Insurance Company, Globe Life And Accident Insurance Company, Liberty National Life Insurance Company, Family Heritage Life Insurance Company of America and United American Insurance Company (collectively, the “Designated Subsidiaries”), (1) has A-1 been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and (2) is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each such Designated Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of any liens, encumbrances, equities or claims. (iii) Each of the Company and its Designated Subsidiaries engaged in the business of insurance are duly organized and licensed as insurance companies or insurance holding companies, as the case may be, in their respective jurisdictions of incorporation (if so required) and, in the case of the Company, each other jurisdiction where it is required to be so licensed or authorized to conduct its business, and, in the case of the Designated Subsidiaries engaged in the business of insurance, each other jurisdiction in which such Designated Subsidiary has written 5% or more of the total amount of premiums written by it during each of the last two calendar years, except for any such jurisdictions in which the failure to be so licensed or authorized would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. (iv) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Notes and the issuance and sale of the Notes as contemplated in the Underwriting Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to my knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture and the Notes except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes. (v) After due inquiry, I do not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement, the General Disclosure Package and or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or to be filed as required. (vi) The statements in (a) Part I of the Annual Report on Form 10-K of the Company for the year ended December 31, 2019, under the captions “Item 1—Business—Regulation” and “Item 3—Legal Proceedings” and (b) in Part II of the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2020 under the caption “Item 1—Legal Proceedings”, in each case insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects. (vii) Each document incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus (other than the financial statements, notes, and schedules and other financial data included or incorporated by reference in such documents, as to which I express no opinion) A-2 complied as to form when filed with the Securities and Exchange Commission in all material respects with the Securities Exchange Act of 1934, as amended, and the rules and the regulations of the Securities and Exchange Commission thereunder. I am licensed to practice law only in the State of Oklahoma, and, accordingly, this opinion is limited in all respects to the laws of the State of Oklahoma, the General Corporation Law of the State of Delaware and the United States of America. This opinion is delivered pursuant to Section 5(b) of the Underwriting Agreement at the request of the Company and is intended solely for use by you and the other several Underwriters. As such, it may not be relied upon by any other person or for any other purpose other than for the legal conclusions expressed herein. Very truly yours, R. Brian Mitchell, Esq. A-3

EXHIBIT B FORM OF OPINION AND NEGATIVE ASSURANCE LETTER OF SPECIAL COUNSEL TO THE COMPANY TO BE DELIVERED PURSUANT TO SECTION 5(C)

[McAfee & Taft Letterhead] August 21, 2020 BofA Securities, Inc. U.S. Bancorp Investments, Inc. as Representatives of the several Underwriters named in Schedule A to the Underwriting Agreement referred to below c/o BofA Securities, Inc. One Bryant Park New York, NY 10036 c/o U.S. Bancorp Investments, Inc. 214 N. Tryon Street, 26th Floor Charlotte, North Carolina 28202 Ladies and Gentlemen: We have acted as special counsel for Globe Life Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale by the Company to the Underwriters named in Schedule A to the Underwriting Agreement, dated August 18, 2020 (the “Underwriting Agreement”), of $350,000,000 aggregate principal amount of 2.150% Senior Notes due 2030 (the “Notes”) of the Company to be issued pursuant to the Indenture, dated September 24, 2018, between the Company and Regions Bank, as trustee, as supplemented by the Second Supplemental Indenture, dated August 21, 2020 (such Indenture, as so supplemented, the “Indenture”). Terms used in this opinion and not otherwise defined herein have the same meanings as in the Underwriting Agreement. We have participated in the preparation of the registration statement of the Company on Form S-3 (File No. 333-227501) (other than the documents incorporated by reference in the prospectus included therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the offering of the Notes. Although we did not participate in the preparation of the Incorporated Documents, we have reviewed such documents. Such registration statement, as amended to the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus dated September 24, 2018 is hereinafter referred to as the “Base Prospectus.” The preliminary prospectus supplement of the Company dated August 18, 2020 is hereinafter referred to as the “Preliminary Prospectus Supplement,” and the final prospectus supplement of the Company dated August 18, 2020 specifically relating to the Notes is hereinafter referred to as the “Prospectus Supplement.” The Base Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Notes (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Notes under Rule 173 under the Securities Act), is hereinafter referred to as the “Prospectus”. The term “General Disclosure Package” means the Base Prospectus and the Preliminary Prospectus Supplement, together with any Issuer General Use Free Writing Prospectus set forth in Schedule B to the Underwriting Agreement. As used herein, the terms “Registration Statement,” “Base Prospectus,” “Prospectus,” “Preliminary Prospectus Supplement” and “General Disclosure Package” shall include the documents, if B-1 any, incorporated by reference therein. The term “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Base Prospectus, the Prospectus, the Preliminary Prospectus Supplement or any Issuer Free Writing Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein. The Registration Statement has become effective under the Securities Act; the Preliminary Prospectus Supplement and the Prospectus have been filed with the Commission pursuant to Rule 424(b) within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); the Final Term Sheet has been filed with the Commission in the manner and within the time period required by Rule 433(d); and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the best of our knowledge, threatened by the Commission. In addition, the Indenture has been qualified under the Trust Indenture Act of 1939, as amended. As special counsel, we have examined the Underwriting Agreement, the Indenture and the form of the Notes (collectively, the “Transaction Documents”); originals or copies of certain corporate documents of the Company; certificates and statements of public officials, corporate agents, officers of the Company and other persons; and such other documents as we have deemed necessary as a basis for our opinions set forth below. Also, we have relied upon such certificates and statements of public officials, corporate agents, officers of the Company, and other persons with respect to the accuracy of material factual matters that were not independently established. We have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission or which we obtained from the Commission’s Electronic Data Gathering, Analysis and Retrieval System. With respect to any instrument or agreement executed or to be executed by any party other than the Company, we have assumed, to the extent relevant to the opinions set forth herein, that (i) such party (if not a natural person) has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization and (ii) such party has full right, power and authority to execute, deliver and perform its obligations under each instrument or agreement to which it is a party and each such instrument or agreement has been duly authorized (if applicable), executed and delivered by, and, with respect to any party other than the Company, is a valid, binding and enforceable agreement or obligation, as the case may be, of such party. Based on the foregoing, and subject to the qualifications hereinafter set forth, we are of the opinion that: (i) The Underwriting Agreement has been duly authorized, executed and delivered by the Company. (ii) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, provided that we express no opinion as to the (x) enforceability of any waiver of rights under any usury or stay law and (y) applicability (and if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto. B-2

(iii) The Notes have been duly authorized for issuance by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and will be entitled to the benefits of the Indenture pursuant to which such Notes are to be issued, provided that we express no opinion as to the (x) enforceability of any waiver of rights under any usury or stay law and (y) applicability (and if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto. (iv) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Notes will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company. (v) To our knowledge, no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required under Applicable Laws (as defined below) for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture and the Notes. As used herein, the term “Applicable Laws” means the laws of the State of Oklahoma, the General Corporation Law of the State of Delaware and the federal laws of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents. (vi) The Company is not, and after giving effect to the issuance of the Notes and assuming the application of the proceeds thereof as described in the General Disclosure Package or the Prospectus, will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended. (vii) The statements (a) in the Preliminary Prospectus Supplement and the Prospectus under the captions “Description of Notes,” “United States Federal Income Tax Consequences” and “Description of Securities We May Offer—Description of Debt Securities” and (b) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects. We have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement, the General Disclosure Package or the Prospectus (except to the extent expressly set forth in paragraph (vii) above). We have generally reviewed and discussed with your representatives and with certain officers and employees of, and counsel and independent registered public accounting firm for, the Company, the information furnished, whether or not subject to our check and verification. On the basis of such consideration, review and discussion, but without independent check or verification, except as stated, no facts have come to our attention that cause us to believe that (i) the Registration Statement and the Prospectus do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, at the time the Registration Statement became effective and at the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the General Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) the Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the B-3 statements therein, in the light of the circumstances under which they were made, not misleading, except in each case we express no belief and make no statement with respect to the financial statements and financial schedules and other financial data included or incorporated by reference therein or omitted therefrom or that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification of the trustees referred to in the Registration Statement. In expressing the foregoing opinion and belief, we express no opinion or belief as to the conveyance of the General Disclosure Package or the information contained therein to investors. Our role as special counsel to the Company has been limited to matters relating to the issuance and sale of the Notes, including the preparation of the Registration Statement (other than the Incorporated Documents), the General Disclosure Package and Prospectus and the various agreements and documents specifically referred to herein. Accordingly, our opinion is limited to matters specifically set forth herein, and we do not express any opinion concerning the purchase of Notes by the ultimate purchasers thereof. Any opinion or statement herein which is expressed to be “to our knowledge” or is otherwise qualified by words of like import means that the lawyers currently practicing law with our law firm who have devoted substantive attention to matters for the Company have no current conscious awareness of any facts or information contrary to such opinion or statement. Except to the extent expressly set forth in this opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company the rendering of this opinion. We are members of the Bar of the State of Oklahoma, and this opinion is limited in all respects to the laws of the State of Oklahoma, the General Corporation Law of the State of Delaware and the United States of America. As to all matters governed by the laws of the State of New York with respect to our opinions in paragraphs (ii) and (iii), we are relying on the opinion dated today of your counsel, Davis Polk & Wardwell LLP. This opinion is based on the law in effect and the facts and circumstances existing on the date of this opinion. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention with respect to the opinions and statements expressed above, including any changes in applicable law which may hereafter occur. This opinion is being delivered to you and the other several Underwriters at the request of the Company in connection with the Underwriting Agreement and the transactions contemplated by the Underwriting Agreement, and may not be relied on by any other person or for any other purpose without our prior written consent. Very truly yours, McAfee & Taft A Professional Corporation B-4